UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 18, 2018

                                 AMERICANN, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                    000-54231                   27-4336843
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(State or other jurisdiction  (Commission File No.)         (IRS Employer
  of incorporation)                                       Identification No.)

                          3200 Brighton Blvd., Unit 144
                                Denver, CO 80216
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000

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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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Item 8.01   Other Events

     Beginning September 21, 2014, we entered into a series of agreements with Wellness Group Pharms, LLC ("WGP"), an entity that was pursuing licenses to operate marijuana cultivation facilities under the Illinois Compassionate Use of Medical Cannabis Pilot Program Act. On February 2, 2015 WGP was granted a license to operate a cultivation facility. As amended, these agreements provided, among other things, that we were to provide working capital advances to WGP, with any advances accruing interest at a rate of 18% per annum.

     Between February 2015 and April 2015, we made working capital advances to WGP totaling $673,294. We also funded costs totaling $332,357 to begin construction of WGP's cultivation facility. Due to WGP's failure to comply with the terms of these agreements, and repeated lack of good faith and fair dealing, we terminated the agreements with WGP.

     On April 7, 2017 we filed an arbitration claim against WGP. The arbitration hearing commenced on January 8, 2018 and concluded on January 10, 2018.

     On January 18, 2018, the arbitration panel awarded us $1,045,000, plus interest at the rate of 18% per year from April 18, 2015 to January 18, 2018 for $523,023. In addition to the principal and interest awarded of $1,568,023, we were also awarded our attorneys' fees and arbitration fees.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 22, 2018.              AMERICANN, INC.


                                      By:  /s/ Timothy Keogh
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                                          Timothy Keogh, Chief Executive Officer














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